SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Corporate Organization
The KeyW Holding Corporation (“Holdco”, "KeyW", the "Parent" or the "Company") was incorporated in Maryland in December 2009. Holdco is a holding company and conducts its operations through The KeyW Corporation (“Opco”) and its wholly owned subsidiaries.
As further described in Note 16 - Discontinued Operation, during the second quarter of 2016, the Company sold the Hexis Cyber Solutions, Inc. ("Hexis") business in its entirety. The Hexis business marketed our HawkEye products and related maintenance and services to the commercial cyber sector and comprised our entire former Commercial Cyber Solutions reportable segment. Our Commercial Cyber Solutions segment is reflected in the accompanying consolidated financial statements as a discontinued operation, and all of the financial data in this filing have been recast to present our Commercial Cyber Solutions segment as a discontinued operation for all periods presented.
KeyW is a highly specialized provider of mission-critical cybersecurity, cyber superiority and geospatial intelligence solutions to US Government defense, intelligence and national security agencies and commercial enterprises. Our core capabilities include solutions, services and products to support the collection, processing, analysis, and use of intelligence data and information in the domains of cyberspace and geospace. Our solutions are designed to respond to meet the critical needs for agile intelligence in the cyber age and to assist the US government in national security priorities.
Principles of Consolidation
The consolidated financial statements include the transactions of KeyW, Opco, Hexis and their wholly owned subsidiaries from the date of their acquisition. All intercompany accounts and transactions have been eliminated.
Prior Period Financial Statement Correction of Immaterial Errors, Reclassifications, and Accounting Changes
In 2015, we determined that certain selling general and administrative costs were not properly accounted for and had been capitalized as part of inventory and property and equipment, net. This resulted in an overstatement of inventory and property and equipment, net while understating cumulative historical expenses. Additionally, we identified certain long lived assets that were placed into service during the fourth quarter of 2013, but with respect to which amortization was not recognized until the second quarter of 2014, which resulted in an overstatement of property and equipment, net and an understatement of cumulative historical expenses. We determined that our 2014 accrual for medical self-insurance cost that were incurred but not recorded ("IBNR") was underestimated resulting in an understatement of accrued expense and cumulative historical expenses. We determined that certain software sales from 2014 had not been accounted for properly resulting in an understatement of revenue and receivables. Also we identified an error related to recording a deferred tax liability and the related impact on additional paid in capital in connection with our 2.5% Convertible Senior Notes issued in the third quarter of 2014.
We assessed the materiality of these errors on our financial statements for prior periods in accordance with United States Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in Accounting Standards Codification ("ASC") 250, Presentation of Financial Statements, and concluded that they were not material to any prior annual or interim periods. However, the aggregate amount of the prior period corrections of immaterial errors in addition to the current year correction of approximately $1.1 million would have been material to the quarterly amounts within our current Consolidated Statements of Operations. Consequently, in accordance with ASC 250 (specifically SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), we have corrected these errors for all prior years presented by revising the consolidated financial statements and other financial information included herein. We also corrected the timing of immaterial previously recorded out-of-period adjustments and reflected them in the revised prior period financial statements, where applicable. Periods not presented herein will be revised, as applicable, in future filings.
Additionally, as further discussed in "Recently Issued Accounting Pronouncements" below, we adopted the provisions of an accounting standard amendment earlier than required, resulting in the retrospective reclassification of debt issuance costs from other assets to a reduction of long-term debt. The effects on the Consolidated Balance Sheets are included in the information below.
The effects of the revisions and adoption of this accounting standard on our Consolidated Balance Sheet at December 31, 2014 were as follows (also reflects the effect of discontinued operations discussed at Note 16 - Discontinued Operation to the consolidated financial statements):

	December 31, 2014 (in thousands)
	As Originally Reported	Debt Issuance Cost Reclassification	Revisions	As Previously Revised	Effect of Discontinued Operations	As Further Revised
Receivables	$56,961	$—	$44	$57,005	(3,882)	53,123
Inventories, net	14,861	—	(1,486)	13,375	(650)	12,725
Prepaid expenses	3,139	(932)	—	2,207	(451)	1,756
Total current assets	121,391	(932)	(1,442)	119,017	—	119,017
Property and equipment, net	29,341	—	(707)	28,634	(6,862)	21,772
Other assets	5,208	(3,299)	—	1,909	—	1,909
TOTAL ASSETS	473,033	(4,231)	(2,149)	466,653	—	466,653
Accrued expenses	11,497	—	328	11,825	(4,018)	7,807
Accrued salaries & wages	11,648	—	(75)	11,573	(1,590)	9,983
Total current liabilities	33,411	—	253	33,664	—	33,664
Convertible senior notes, net of discount	124,338	(4,231)	—	120,107	—	120,107
Non-current deferred tax liability	4,294	—	2,751	7,045	—	7,045
TOTAL LIABILITIES	168,662	(4,231)	3,004	167,435	—	167,435
The effects of the revisions on our Consolidated Statements of Operations for the years ended December 31, 2014 and 2013 were as follows (also reflects the effect of discontinued operations discussed at Note 16 - Discontinued Operation to the consolidated financial statements):

	Year ended December 31, 2014 (in thousands except per share amounts):
	As Originally Reported	Revisions	As Previously Revised	Effect of Discontinued Operations	As Further Revised
Revenues	290,530	44	290,574	(11,324)	279,250
Gross Profit	95,129	44	95,173	(8,831)	86,342
Operating Expenses	95,155	1,209	96,364	(36,509)	59,855
Operating (Loss) Income	(12,188)	(1,165)	(13,353)	32,103	18,750
(Loss) Earnings before Income Taxes from Continuing Operations	(20,992)	(1,165)	(22,157)	32,103	9,946
Income Tax (Benefit) Expense, net on Continuing Operations	(8,128)	(494)	(8,622)	11,978	3,356
Net (Loss) Income from Continuing Operations	(12,864)	(671)	(13,535)	20,125	6,590
(Loss) Income per Share from Continuing Operations
Basic	(0.34)	(0.02)	(0.36)	0.54	0.18
Diluted	(0.32)	(0.02)	(0.34)	0.51	0.17

	Year ended December 31, 2013 (in thousands except per share amounts):
	As Originally Reported	Revisions	As Previously Revised	Effect of Discontinued Operations	As Further Revised
Revenues	298,732	—	298,732	(9,823)	288,909
Gross Profit	99,512	—	99,512	(7,983)	91,529
Operating Expenses	84,701	969	85,670	(19,025)	66,645
Operating (Loss) Income	(9,847)	(969)	(10,816)	15,167	4,351
Loss before Income Taxes from Continuing Operations	(19,639)	(969)	(20,608)	15,167	(5,441)
Income Tax Benefit, net on Continuing Operations	(9,005)	(384)	(9,389)	6,910	(2,479)
Net (Loss) Income from Continuing Operations	(10,634)	(585)	(11,219)	8,257	(2,962)
(Loss) Income per Share from Continuing Operations
Basic	(0.29)	(0.02)	(0.31)	0.23	(0.08)
Diluted	(0.29)	(0.02)	(0.31)	0.23	(0.08)

The effects of the correction of immaterial errors on our Consolidated Statements of Changes in Stockholders' Equity were as follows (in thousands except per share amounts):

	Additional Paid-In Capital (APIC)	(Accumulated Deficit) Retained Earnings	Total Shareholders’ Equity
As Originally Reported January 1, 2013	$292,715	$8,277	$301,028
Revisions	—	(161)	(161)
As Previously Revised January 1, 2013	$292,715	$8,116	$300,867

As Originally Reported December 31, 2013	$302,557	$(2,357)	$300,237
Revisions	—	(746)	(746)
As Previously Revised December 31, 2013	$302,557	$(3,103)	$299,491

As Originally Reported December 31, 2014	$319,554	$(15,221)	$304,371
Revisions	(3,736)	(1,417)	(5,153)
As Previously Revised December 31, 2014	$315,818	$(16,638)	$299,218

The effects of the correction of immaterial errors on our Consolidated Statements of Cash Flows were as follows (in thousands):

	Year ended December 31, 2014			Year ended December 31, 2013
	As Originally Reported	Revisions	As Previously Revised	As Originally Reported	Revisions	As Previously Revised
Net Loss	$(12,864)	$(671)	$(13,535)	$(10,634)	$(585)	$(11,219)
Depreciation and amortization expense	19,357	266	19,623	30,667	266	30,933
Windfall tax benefit from option exercise	(1,189)	145	(1,044)	(219)	—	(219)
Deferred taxes	(5,545)	(834)	(6,379)	(7,191)	(138)	(7,329)
Receivables	(4,263)	(44)	(4,307)	7,587	—	7,587
Inventory, net	(3,492)	515	(2,977)	(1,989)	703	(1,286)
Income tax receivable	1,556	340	1,896	(4,037)	(246)	(4,283)
Accrued expenses	1,905	253	2,158	(4,262)	—	(4,262)
Net cash provided by operating activities	8,464	(30)	8,434	15,120	—	15,120
Purchase of property and equipment	(8,197)	175	(8,022)	(6,236)	—	(6,236)
Net cash used in investing activities	(12,626)	175	(12,451)	(15,675)	—	(15,675)
Windfall tax benefit from option exercise	1,189	(145)	1,044	219	—	219
Net cash provided by (used in) financing activities	41,283	(145)	41,138	(2,604)	—	(2,604)

Revenue Recognition
We derive the majority of our revenue from time-and-materials, firm-fixed-price, cost-plus-fixed-fee, cost-plus-award-fee contracts and software licensing and maintenance.
Revenues from cost reimbursable contracts are recorded as reimbursable costs are incurred, including an estimated share of the applicable contractual fees earned. For performance-based fees under cost reimbursable contracts, we recognize the relevant portion of the expected fee to be awarded by the client at the time such fee can be reasonably estimated, based on factors such as prior award experience and communications with the client regarding performance. For cost reimbursable contracts with performance-based fee incentives, we recognize the relevant portion of the fee upon customer approval. For time-and-materials contracts, revenue is recognized based on billable rates times hours delivered plus materials and other reimbursable costs incurred. For firm-fixed-price service contracts, revenue is recognized using the proportional performance based on the estimated total costs of the project. For fixed-price production contracts, revenue and cost are recognized at a rate per unit as the units are delivered or by other methods to measure services provided. This method of accounting requires estimating the total revenues and total contract costs of the contract. During the performance of contracts, these estimates are periodically reviewed and revisions are made as required. The impact on revenue and contract profit as a result of these revisions is included in the periods in which the revisions are made. This method can result in the deferral of costs or the deferral of profit on these contracts. Because we assume the risk of performing a fixed-price contract at a set price, the failure to accurately estimate ultimate costs or to control costs during performance of the work could result, and in some instances has resulted, in reduced profits or losses on such contracts. Estimated losses on contracts at completion are recognized when identified.
Contract revenue recognition inherently involves estimation. Examples of estimates include the contemplated level of effort to accomplish the tasks under the contract, the cost of the effort, and an ongoing assessment of our progress toward completing the contract. From time to time, as part of our management processes, facts develop that require us to revise our estimated total costs or revenue. To the extent that a revised estimate affects contract profit or revenue previously recognized, we record the cumulative effect of the revision in the period in which the facts requiring the revision become known.
In certain circumstances, and based on correspondence with the end customer, management authorizes work to commence or to continue on a contract option, addition or amendment prior to the signing of formal modifications or amendments. We recognize revenue to the extent it is probable that the formal modifications or amendments will be finalized in a timely manner and that it is probable that the revenue recognized will be collected.
The Company recognizes software licenses, maintenance or related professional services revenue only when there is persuasive evidence of an arrangement, delivery to the customer has occurred, the fee is fixed and determinable and collectability is reasonably assured.
Revenue from software arrangements is allocated to each element of the arrangement based on the relative fair values of the elements, such as software licenses, upgrades, enhancements, maintenance contract types and type of service delivered, installation or training. The determination of fair value is based on objective evidence that is specific to the vendor (“VSOE”). The Company determines VSOE for each element based on historical stand-alone sales to third parties for the elements contained in the initial agreement. In determining VSOE, the Company requires that a substantial majority of the selling process fall within a fairly narrow pricing range. The Company has established VSOE of fair value for maintenance and professional services. If VSOE of fair value for each element of the arrangement does not exist, all revenue from the arrangement is deferred until such time as VSOE of fair value exists or until all elements of the arrangement are delivered, except in those circumstances in which the residual method may be used as described below.

Some software products are licensed on a perpetual basis. In addition, the Company provides maintenance under a separate maintenance agreement, typically for twelve months. Maintenance includes technical support and unspecified software upgrades and enhancements if and when available. Revenue from perpetual software licenses is recognized under the relative selling price method, as noted above, for arrangements in which the software is sold with maintenance and/or professional services. When software is licensed on a subscription basis, revenue is recognized ratably over the length of the subscription, typically one to three years.

Software arrangements that also include hardware where the relative hardware and software components are both essential to the functionality are accounted for under ASC 605-25, “Multiple Element Arrangements”. As such, we allocate revenue to each unit of accounting based on an estimated selling price at the arrangement inception. The estimated selling price for each element is based upon the following hierarchy: VSOE of selling price, if available, third-party evidence ("TPE') of selling price if VSOE of selling price is not available, or best estimate of selling price ("BESP") if neither VSOE of selling price nor TPE of selling price are available. The total arrangement consideration is allocated to each separate unit of accounting using the relative estimated selling prices of each unit based on the aforementioned selling price hierarchy. We limit the amount of revenue recognized for delivered elements to an amount that is not contingent upon future delivery of additional products or services or meeting of any specified performance conditions.

To determine the estimated selling price in multiple element arrangements, the Company determines VSOE for each element based on historical stand-alone sales to third parties for the elements contained in the initial agreement, as noted above. If VSOE of selling price cannot be established for a deliverable, we establish TPE of selling price by evaluating similar and interchangeable competitor products or services in standalone arrangements with similarly situated partners. However, as our products contain a significant element of proprietary technology and offer substantially different features and functionality from our competitors, we are unable to obtain comparable pricing of our competitors’ products with similar functionality on a stand-alone basis. Therefore, we have not been able to obtain reliable evidence of TPE of selling price. If neither VSOE nor TPE of selling price can be established for a deliverable, we establish BESP primarily based on our pricing model and our go-to-market strategy.
All revenue is net of intercompany adjustments.
Cost of Revenues
Cost of revenues consists primarily of compensation expenses for program personnel, the fringe benefits associated with this compensation and other direct expenses incurred to complete programs, including cost of materials and subcontract efforts.
Inventories
Inventories are valued at the lower of cost or market. Our inventory consists of specialty products that we manufacture on a limited quantity basis for our customers. As of December 31, 2015 and 2014, we had inventory reserve balances of $0.1 million and $0.2 million respectively, for certain products where the market has not developed as expected.
Accounts Receivable
Accounts receivable are stated at the amount management expects to collect from outstanding balances. Invoice terms range from net 10 days to net 90 days. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance (allowance for doubtful accounts) based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written-off through a charge to the valuation allowance and a credit to accounts receivable. For the years ended December 31, 2015, 2014 and 2013 there were no credits to the valuation allowance.
Property and Equipment
All property and equipment are stated at acquisition cost or in the case of self-constructed assets, the cost of labor and a reasonable allocation of overhead costs (no general and administrative costs are included). The cost of maintenance and repairs, which do not significantly improve or extend the life of the respective assets, are charged to operations as incurred.
Provisions for depreciation and amortization are computed on either a straight-line method or accelerated methods acceptable under accounting principles generally accepted in the United States of America (“US GAAP”) over the estimated useful lives of between 3 and 7 years. Leasehold improvements are amortized over the lesser of the terms of the underlying leases or the estimated useful lives of the assets.
Lease Incentives
As part of entering into certain building leases, the lessors have provided the Company with tenant improvement allowances. Typically, such allowances represent reimbursements to the Company for tenant improvements made to the leased space. These improvements are capitalized as property and equipment, and the allowances are classified as a deferred lease incentive liability. This incentive is considered a reduction of rental expense by the lessee over the term of the lease and is recognized on a straight-line basis over the same term.
Software Development Costs
Costs of internally developed software for resale are expensed until the technological feasibility of the software product has been established. In accordance with the pronouncement on software development costs of the Accounting Standards Codification (“ASC”), software development costs are capitalized and amortized over the product's estimated useful life. As of December 31, 2015 and 2014, we had capitalized $1.9 million and $1.3 million of software development costs, respectively. Capitalized software development costs are amortized using the greater of straight-line method or as a percentage of revenue recognized from the sale of the capitalized software. Due to the products still being under development and not having been placed into service for the years ended December 31, 2015, 2014 and 2013, the Company had no computer software amortization costs.
Long-Lived Assets (Excluding Goodwill)
The Company follows the provisions of FASB ASC topic 360-10-35, Impairment or Disposal of Long-Lived Assets in accounting for long-lived assets such as property and equipment and intangible assets subject to amortization. The guidance requires that long-lived assets be reviewed for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be fully recoverable. The possibility of impairment exists if the sum of the long-term undiscounted cash flows is less than the carrying amount of the long-lived asset being evaluated. Impairment losses are measured as the difference between the carrying value of long-lived assets and their fair market value based on discounted cash flows of the related assets. Impairment losses are treated as permanent reductions in the carrying amount of the assets. The Company has not recorded any impairments since inception.
Goodwill
Purchase price in excess of the fair value of tangible assets and identifiable intangible assets acquired and liabilities assumed in a business combination is recorded as goodwill. In accordance with FASB ASC Topic 350-20, Goodwill, the Company tests for impairment at least annually. Impairment of goodwill is tested at the reporting unit level by comparing the reporting unit's carrying amount, including goodwill, to the fair value of the reporting unit. The fair value of each reporting unit is estimated using either qualitative analysis or a combination of income and market approaches. If the carrying amount of the unit exceeds its fair value, goodwill is considered impaired and a second step is performed to measure the amount of impairment loss, if any.
Determining the fair value of a reporting unit is a judgment involving significant estimates and assumptions. These estimates and assumptions include revenue growth rates, operating margins and working capital requirements used to calculate projected future cash flows, risk-adjusted discount rates, selected multiples, control premiums and future economic and market conditions. We have based our fair value estimates on assumptions that we believe to be reasonable, but that are unpredictable and inherently uncertain. The Company evaluated goodwill at the beginning of the fourth quarter of fiscal years 2015, 2014 and 2013 and found no impairment to the carrying value of goodwill of either of its reporting units.
Late in the fourth quarter of 2015, management began to evaluate strategic alternatives related to its Commercial Cyber Solutions segment. The Company began exploring the possibility of minority investments into this segment, the sale of the entire segment or the possibility of altering the level of investment going forward. The Company also implemented cost reductions subsequent to December 31, 2015 to reduce the funding required to cover operating losses and further committed to a reduced level of internal funding targeted to a range of $5 million to $7 million for 2016. Management believes these activities represented a triggering event and further believes that it is more likely than not that as a result of these activities and information, which came to light subsequent to December 31, 2015, relative to indications from prospective parties, that the fair value of the segment had fallen below the carrying value. As such the Company completed a Step 1 analysis of goodwill, which indicated the fair value was lower than the segment’s carrying value. In accordance with ASC 350-20-35-18 management has elected to make an estimate of the goodwill impairment charge as of December 31, 2015, subject to finalizing a Step 2 analysis during the first quarter of 2016. The estimate was based on a number of factors including the estimated fair value of working capital assets, fixed assets, customer relationships, deferred revenue and developed technology as well as relevant market related data. The estimated impairment to goodwill for the Commercial Cyber Solutions segment as of December 31, 2015 is $8.0 million.
Subsequently, during the first quarter of 2016 the Company determined to divest of the Commercial Cyber Solutions segment (see Note 16 - Discontinued Operation). In accordance with applicable accounting guidance for the disposal of long-lived assets, the results of the Commercial Cyber Solutions segment are presented as discontinued operations. As a result, the goodwill attributable to the Commercial Cyber Solutions segment as of December 31, 2015, is excluded from the following table and is reported as part of assets of discontinued operations in the Consolidated Balance Sheets.
A summary of the carrying amount of goodwill attributable to each segment, as well as the changes in such amounts, is as follows (in thousands):

Consolidated
Goodwill as of December 31, 2014	$280,517
Acquisition	16,706
Goodwill as of December 31, 2015	297,223

Intangibles
Intangible assets consist of the value of customer related intangibles acquired in various acquisitions. Intangible assets are amortized on a straight line basis over their estimated useful lives unless the pattern of usage of the benefits indicates an alternative method is more representative. The useful lives of the intangibles range from one to seven years.
Concentrations of Credit Risk
We maintain cash balances that, at times, during the years ended December 31, 2015 and 2014 exceeded the federally insured limit on a per financial institution basis. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk related to cash. In addition, we have credit risk associated with our receivables that arise in the ordinary course of business. In excess of 90% of our total revenue is derived from contracts where the end customer is the US Government and any disruption to cash payments from our end customer could put the Company at risk.
Use of Estimates
Management uses estimates and assumptions in preparing these consolidated financial statements in accordance with US GAAP. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Significant estimates include amortization lives, depreciation lives, percentage of completion revenue, VSOE, TPE, BESP, inventory obsolescence reserves, medical self-insurance IBNR, income taxes and stock compensation expense. Actual results could vary from the estimates that were used.
Cash and Cash Equivalents
We consider all highly liquid investments purchased with original maturities of three months or less, when purchased, to be cash equivalents.
Fair Value of Financial Instruments
The balance sheet includes various financial instruments consisting of cash and cash equivalents, accounts receivable, and accounts payable. The fair values of these instruments approximate the carrying values due to the short maturity of these instruments. The balance sheet also includes our convertible senior notes, the fair value of is estimated using a market approach with Level 2 inputs.
Research and Development
Internally funded research and development expenses are expensed as incurred and are included in cost of operations in the accompanying consolidated statement of operations. In accordance with FASB ASC Topic 730, Research and Development, such costs consist primarily of payroll, materials, subcontractor and an allocation of overhead costs related to product development. Research and development costs totaled $3.4 million, $4.6 million and $4.3 million for years ended December 31, 2015, 2014 and 2013, respectively, and are included as operating expenses in the consolidated statement of operations.
Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enacted date. In evaluating our ability to realize our deferred tax assets, we consider all available positive and negative evidence, including cumulative historic earnings, reversal of deferred tax liabilities, projected taxable income, and tax planning strategies. The assumptions utilized in evaluating both positive and negative evidence require the use of significant judgment concerning our business plans surrounding both our Government Solutions segment and our Commercial Solutions segment.
For a tax position that meets the more-likely-than-not recognition threshold, the Company initially and subsequently measures the tax liability or benefit as the largest amount that it judges to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority. The liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. The effective tax rate includes the net impact of changes in the liability for unrecognized tax obligations or benefits and subsequent adjustments as considered appropriate by management. The Company's policy is to record interest and penalties as an increase in the liability for uncertain tax obligations or benefits and a corresponding increase to the income tax provision. No material adjustments were recorded as of December 31, 2015, 2014, or 2013.
Earnings (Loss) per Share
Basic net loss per share is calculated by dividing net loss by the weighted-average number of common shares outstanding during the period. Diluted loss per share is calculated by dividing net loss by the diluted weighted-average common shares outstanding during the period, which reflects the potential dilution of stock options, warrants, and contingently issuable shares that could share in our loss if the securities were exercised.
The following table presents the calculation of basic and diluted net loss per share (in thousands except per share amounts):

	December 31, 2015	December 31, 2014	December 31, 2013
Net (Loss) Income from Continuing Operations	(29,910)	6,590	(2,962)
Loss on Discontinued Operations	$(28,712)	$(20,125)	$(8,257)
Net Loss	$(58,622)	$(13,535)	$(11,219)

Weighted-average shares – basic	38,722	37,443	36,619
Effect of dilutive potential common shares	—	2,353	—
Weighted-average shares – diluted	38,722	39,796	36,619

Net (Loss) Income per share from Continuing Operations – basic	$(0.77)	$0.18	$(0.08)
Net Loss per share from Discontinued Operations – basic	(0.74)	(0.54)	(0.23)
Net Loss per share – basic	$(1.51)	$(0.36)	$(0.31)

Net (Loss) Income per share from Continuing Operations – diluted	$(0.77)	$0.17	$(0.08)
Net Loss per share from Discontinued Operations – diluted	(0.74)	(0.51)	(0.23)
Net Loss per share – diluted	$(1.51)	$(0.34)	$(0.31)

Anti-dilutive share-based awards, excluded	5,281	7,251	7,415
Outstanding Anti-dilutive share-based awards, total	5,281	7,251	7,415

Employee equity share options, restricted shares, and warrants granted by the Company are treated as potential common shares outstanding in computing diluted loss per share. Diluted shares outstanding include the dilutive effect of in-the-money options and in-the-money warrants and unvested restricted stock. The dilutive effect of such equity awards is calculated based on the average share price for each fiscal period using the treasury stock method. Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized, and the amount of tax benefits that would be recorded in additional paid-in capital when the award becomes deductible, are collectively assumed to be used to repurchase shares. As we incurred a net loss for the years ended December 31, 2015, 2014 and 2013, none of the outstanding options or warrants were included in the diluted share calculation as they would have been anti-dilutive.
The Company uses the treasury stock method for calculating any potential dilutive effect of the conversion spread of our Convertible Senior Notes due 2019 (the "Notes") on diluted earnings per share, if applicable. The conversion spread will have a dilutive impact on diluted earnings per share of common stock when the average market price of our common stock for a given period exceeds the Notes' conversion price of $14.83. For the year ended December 31, 2015, approximately 10.1 million shares related the Notes have been excluded from the computation of diluted earnings per share as the effect would be anti-dilutive since the conversion price of the Notes exceeded the average market price of the Company’s common shares for the years ended December 31, 2015 and 2014, and the Company had a net loss for the years ended December 31, 2015 and 2014.
Stock Based Compensation
As discussed in Note 10 - Share-based Compensation, the shareholders approved the 2013 KeyW Holding Corporation Stock Incentive Plan in August 2012. The 2013 Stock Incentive Plan, which took effect on January 1, 2013, replaced the 2009 Stock Incentive Plan. The Company applies the fair value method that requires all share-based payments to employees and non-employee directors, including grants of employee stock options, to be expensed over their requisite service period based on their fair value at the grant date, using a prescribed option-pricing model. The expense recognized is based on the straight-line amortization of each individually vesting piece of a grant. The calculated expense is required to be based upon awards that ultimately vest and we have accordingly reduced the expense by estimated forfeitures.
The following assumptions were used for options granted.
Dividend Yield — The Company has never declared or paid dividends on its common stock and has no plans to do so in the foreseeable future.
Risk-Free Interest Rate — Risk-free interest rate is based on US Treasury zero-coupon issues with a remaining term approximating the expected life of the option term assumed at the date of grant.
Expected Volatility — Volatility is a measure of the amount by which a financial variable such as a share price has fluctuated (historical volatility) or is expected to fluctuate (expected volatility) during a period. The Company's expected volatility is based on its historical volatility for a period that approximates the estimated life of the options.
Expected Term of the Options — This is the period of time that the options granted are expected to remain unexercised. The Company estimates the expected life of the option term based on the expected tenure of employees and historical experience.
Forfeiture Rate — The Company estimates the percentage of options granted that are expected to be forfeited or canceled on an annual basis before stock options become fully vested. The Company uses the forfeiture rate that is a blend of past turnover data and a projection of expected results over the following twelve month period based on projected levels of operations and headcount levels at various classification levels with the Company.
Segment Reporting
FASB ASC Section 280, Segment Reporting, establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that these enterprises report selected information about operating segments in interim financial reports. The guidance also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company defines its reportable segments based on the way the chief operating decision maker ("CODM"), currently its chief executive officer, manages the operations of the Company for allocating resources and assessing performance. The Company has historically operated two segments, Government Solutions and Commercial Cyber Solutions. The Company disposed of the assets and liabilities of its Commercial Cyber Solutions during the second quarter of 2016, (see Note 16 - Discontinued Operation). Therefore, we have also reclassified the results of our Hexis business, which comprised our entire Commercial Cyber Solutions reportable segment, as discontinued operations for all periods presented in our consolidated financial statements and determined that the Company is now operating one reporting segment, Government Solutions.
Recently Issued Accounting Pronouncements
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, an accounting pronouncement related to revenue recognition (FASB ASC Topic 606), which amends the guidance in former ASC Topic 605, Revenue Recognition, and provides a single, comprehensive revenue recognition model for all contracts with customers. This standard contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The entity will recognize revenue to reflect the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. This pronouncement is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. The FASB also approved permitting early adoption of the standard, but not before January 1, 2017. We are currently evaluating the impact of this pronouncement on our consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Interest - Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs (FASB ASC Subtopic 835-30). The update requires debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of the related debt liability, consistent with debt discounts. Debt disclosures will include the face amount of the debt liability and the effective interest rate. The update requires retrospective application and represents a change in accounting principle. This pronouncement is effective for fiscal years beginning after December 15, 2015. Early adoption is permitted for financial statements that have not been previously issued. In August 2015 the FASB issued an amendment, which addresses the presentation and subsequent measurement of debt issuance costs associated with line of credit arrangements. We elected to early adopt this standard for our fiscal year 2015 retrospectively. The impact of this adoption is presented above in "Prior Period Financial Statement Revision, Reclassifications, and Accounting Changes." We continue to present debt issuance costs related to our revolving credit facility as Prepaid expenses and Other assets in the Consolidated Balance Sheets, as allowed under the guidance.

In September 2015, the FASB issued ASU 2015-16, Business Combinations: Simplifying the Accounting for Measurement-Period Adjustments (FASB ASC Topic 805). The update eliminates the current requirement for an acquirer in a business combination to account for measurement-period adjustments retrospectively. Instead, acquirers must recognize measurement-period adjustments during the period in which they determine the amounts, including the effect on earnings of any amounts they would have recorded in previous periods if the accounting had been completed at the acquisition date. The guidance is effective for annual periods beginning after December 15, 2015, with early adoption permitted. We are currently evaluating the impact of this pronouncement on our consolidated financial statements.

In November 2015, the FASB issued ASU 2015-17, Income Taxes, amending the accounting for income taxes and requiring all deferred tax assets and liabilities to be classified as non-current on the consolidated balance sheet.  The ASU is effective for reporting periods beginning after December 15, 2016, with early adoption permitted.  The ASU may be adopted either prospectively or retrospectively.  We are currently evaluating the method of adoption and the impact on our consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. We are currently evaluating the impact of this pronouncement on our consolidated financial statements.